UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

June 25, 2008

PRECISION OPTICS CORPORATION, INC.
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(Exact name of registrant as specified in its charter)

Massachusetts	001-10647	04-2795294
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(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

22 East Broadway, Gardner, Massachusetts 01440
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(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (978) 630-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 25, 2008, Precision Optics Corporation, Inc. ("POCI" or the "Company") entered into a Purchase Agreement (the "Purchase Agreement") with institutional and other accredited investors (the "Investors") pursuant to which it sold an aggregate of $600,000 of 10% Senior Secured Convertible Notes (the "Notes"), which are convertible into an aggregate of 12,000,000 shares of POCI’s common stock, par value $0.01 per share (the "Common Stock"), at a conversion price of $0.05 per share, and warrants to purchase an aggregate of 7,920,000 shares of Common Stock at an exercise price of $0.07 per share (the "Warrants"). The Investors are current stockholders of the Company. Interest accrues on the Notes at a rate of 10% per annum and is payable upon the earlier of conversion or maturity of the Notes. The Notes mature on June 25, 2010, and the Warrants expire on June 25, 2015. The Notes and Warrants are not convertible or exercisable until the Company implements a reverse stock split, which requires the approval of its stockholders and the effectiveness of an amendment to its Articles of Organization to effect the reverse stock split (the "Amendment"). The closing of the sale of the Notes and Warrants (the "Private Placement") occurred on June 25, 2008.

The Purchase Agreement contains customary representations and warranties of the Company and the Investors, and the Notes contain customary covenants binding on the Company and customary events of default. If an event of default occurs and is uncured within the allowable grace period, if any, the Investors may declare all amounts under the Notes immediately due and payable and may pursue any other available remedies.

The Notes are secured by a pledge of POCI's assets under the terms of a Pledge and Security Agreement (the "Pledge and Security Agreement") and the security documents ancillary thereto.

Pursuant to a Registration Rights Agreement (the "Registration Rights Agreement") entered into with the Investors on June 25, 2008, POCI has agreed to file a registration statement with the Securities and Exchange Commission (the "Commission") by the earlier of (i) two days following the effectiveness of the Amendment and (ii) December 15, 2008 to register the resale of the Common Stock issuable upon the conversion of the Notes and the exercise of the Warrants, plus the Common Stock issuable in lieu of cash interest on the Notes. POCI has also agreed to use its commercially reasonable efforts to have the registration statement declared effective as soon as practicable after filing and has agreed to take certain other actions related to the effectiveness of the registration statement.

The foregoing descriptions of the Purchase Agreement, the Registration Rights Agreement and the Pledge and Security Agreement do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement attached hereto as Exhibit 10.1, the Registration Rights Agreement attached hereto as Exhibit 4.1, the form of warrant attached hereto as Exhibit 4.2, the form of 10% Senior Secured Convertible Notes attached hereto as Exhibit 4.3, and the Pledge and Security Agreement attached hereto as Exhibit 10.2, which are incorporated herein by reference.

ITEM 2.03.    CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

See Item 1.01 above. The information included in Item 1.01 of this current report on Form 8-K is incorporated by reference into this Item 2.03.

ITEM 3.02.    UNREGISTERED SALES OF EQUITY SECURITIES.

The Private Placement resulted in gross proceeds to POCI of $600,000.

The Notes and Warrants were offered and sold in the Private Placement to a limited number of institutional and other accredited investors without registration under the Securities Act, or state securities laws, in reliance on the exemptions provided by Regulation D promulgated thereunder. Accordingly, the securities issued in the Private Placement have not been registered under the Securities Act of 1933, as amended, and until so registered, the securities may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration.

Additional information regarding the Private Placement and the securities issued is included under Item 1.01 of this current report on Form 8-K and is incorporated into this Item 3.02 by reference.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

4.1	Registration Rights Agreement by and among Precision Optics Corporation, Inc. and each investor named therein, dated June 25, 2008.

4.2	Form of Warrant.

4.3	Form of 10% Senior Secured Convertible Note.

10.1	Purchase Agreement by and among Precision Optics Corporation, Inc. and each investor named therein, dated June 25, 2008.

10.2	Pledge and Security Agreement by and among Precision Optics Corporation, Inc. and each investor named therein, dated June 25, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2008	PRECISION OPTICS CORPORATION, INC. By: /s/ Michael T. Pieniazek Name: Michael T. Pieniazek Title: Chief Financial Officer and Clerk

EXHIBIT INDEX

Exhibit No.	Description

4.1	Registration Rights Agreement by and among Precision Optics Corporation, Inc. and each investor named therein, dated June 25, 2008.

4.2	Form of Warrant.

4.3	Form of 10% Senior Secured Convertible Note.

10.1	Purchase Agreement by and among Precision Optics Corporation, Inc. and each investor named therein, dated June 25, 2008.

10.2	Pledge and Security Agreement by and among Precision Optics Corporation, Inc. and each investor named therein, dated June 25, 2008.